Income Taxes	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The effective income tax rate was 10.8% for the three months ended September 30, 2018 and 7.0% for the nine months ended September 30, 2018. In comparison, the effective income tax rate was (90.9)% for the three months ended September 30, 2017 and 10.0% for the nine months ended September 30, 2017. The (benefit from) provision for income taxes varies from the amount computed by applying the federal corporate income tax rate of 21.0% and 35.0% for 2018 and 2017, respectively, to the loss before income taxes primarily due to state income taxes (net of federal tax effect) and adjustments for permanent differences (primarily the non-deductible interest expense associated with the Company’s preferred stock). In determining the (benefit from) provision for income taxes, the Company applied an estimated annual effective tax rate to its ordinary operating results, and calculated the tax benefit or provision, if any, of other discrete items individually as they occurred. The estimated annual effective tax rate was based on expected ordinary operating results, statutory tax rates, and the Company’s best estimate of non-deductible and non-taxable items of ordinary income and expense.

No significant discrete items were recognized during the three and nine months ended September 30, 2018. Significant discrete items recognized during the three and nine months ended September 30, 2017 included loss from debt extinguishment (no tax benefit for partial redemption of preferred stock), gain on the sale of Unitrans (tax provision), and goodwill impairment charges (primarily non-deductible for tax purposes). Significant discrete items recognized during the nine months ended September 30, 2017 also included loss from debt extinguishment (tax benefit for senior debt payoff) and preferred stock issuance costs (no tax benefit).